SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): December 4, 2002

                      BANK UNITED CORP. LITIGATION
                            CONTINGENT PAYMENT
                               RIGHTS TRUST
           (Exact Name of Registrant as Specified in Charter)


       Delaware                0-32301                     76-6168223
    (State or Other        (Commission File          (I.R.S. Employer
    Jurisdiction of            Number)            Identification No.)
    Incorporation)

3200 Southwest Freeway, Suite 1001, Houston, Texas              77027
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: (713) 543-6958

                            NOT APPLICABLE
    (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

     On December 4, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference, announcing the filing by the defendant cross-appellant of its reply brief on its cross-appeal ("Reply Brief") with the U.S. Court of Appeals for the Federal Circuit (the "Appeals Court"). The Reply Brief was filed with the Appeals Court on November 27, 2002, a copy of which is attached as Exhibit 99.2, and is hereby incorporated herein by reference. The description of the Reply Brief is qualified in its entirety to the full text of such Brief.




Item 7.   Financial Statements and Exhibits.

               (c) The following exhibits are filed with this report:

               Exhibit Number                       Description

                    99.1                 Press Release Issued December 4, 2002.

                    99.2                 Defendant Cross-Appellant's
                                         Reply Brief Filed November 27, 2002



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                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          BANK UNITED CORP. LITIGATION CONTINGENT
                          PAYMENT RIGHTS TRUST


                          By:  /s/ Jonathon K. Heffron
                          Name:  Jonathon K. Heffron
                          Title:  Litigation Trustee

Dated:    December 5, 2002

                            Exhibit Index

          Exhibit Number                       Description

               99.1                 Press Release Issued December 4, 2002.

               99.2                 Defendant Cross-Appellant's
                                    Reply Brief Filed November 27, 2002